UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2020 (November 24, 2020)

The Aaron’s Company, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-39681	85-2483376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia	30339-3194
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(678) 402-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, Par Value $0.50 Per Share	AAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 29, 2020, in connection with the previously announced Separation (as defined below), The Aaron’s Company, Inc. (the “Company”) entered into a Separation and Distribution Agreement with PROG Holdings, Inc. (formerly Aaron’s Holdings Company, Inc.) (“PROG”), pursuant to which PROG agreed to transfer its Aaron’s Business segment to the Company (the “Separation”) and distribute 100% of the outstanding shares of common stock of the Company to PROG shareholders in a tax-free distribution (the “Distribution”). The Distribution was effectuated as of 11:59 p.m., Eastern Time, on November 30, 2020 (the “Effective Time”), to shareholders of PROG as of the close of business on November 27, 2020. As a result of the Distribution, the Company is now an independent publicly traded company and its common stock is listed on the New York Stock Exchange under the symbol “AAN.”

In connection with the Separation and Distribution, on November 29, 2020, the Company entered into various agreements with PROG contemplated by the Separation and Distribution Agreement to provide a framework for the Company’s relationship with PROG after the Separation and Distribution, including the following agreements:

•	Transition Services Agreement, dated as of November 29, 2020;

•	Tax Matters Agreement, dated as of November 29, 2020; and

•	Employee Matters Agreement, dated as of November 29, 2020.

Summaries of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement and Employee Matters Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions” of the Company’s information statement, dated November 19, 2020 (the “Information Statement”), which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 19, 2020, and are incorporated herein by reference. The descriptions of these agreements contained therein and herein do not purport to be complete and are subject to, and are qualified in their entirety by, reference to the full text of these agreements, which are attached hereto as Exhibits 2.1 (Separation and Distribution Agreement), 10.1 (Transition Services Agreement), 10.2 (Tax Matters Agreement) and 10.3 (Employee Matters Agreement), respectively, each of which is incorporated herein by reference.

Also in connection with the Separation and Distribution, on November 29, 2020, Prog Leasing, LLC (“Progressive Leasing”), Aaron’s, LLC and the Company entered into an Assignment Agreement (the “Assignment Agreement”). Pursuant to the Assignment Agreement, Progressive Leasing conveyed to Aaron’s, LLC an undivided and equal ownership interest in certain software related to Progressive Leasing’s digital decisioning platform (the “Shared Software”). Progressive Leasing also conveyed to Aaron’s, LLC all of Progressive Leasing’s interest in certain software models related to the Shared Software, and Aaron’s, LLC conveyed certain data to Progressive Leasing under the Assignment Agreement. The description of the Assignment Agreement contained herein is qualified in its entirety by reference to the full text of the Assignment Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Revolving Facility

In connection with the Separation and Distribution, on November 9, 2020, Aaron’s, LLC, the Company, the several banks and other financial institutions from time to time party thereto and Truist Bank, as administrative agent, entered into a credit agreement providing for a $250 million senior unsecured revolving credit facility (the “Revolving Facility”), under which revolving borrowings became available at the Effective Time. The Company is a guarantor of the Revolving Facility with Aaron’s, LLC, now a wholly-owned subsidiary of the Company, as borrower. The Revolving Facility includes (i) a $35 million sublimit for the issuance of letters of credit on customary terms, and (ii) a $25 million sublimit for swing line loans on customary terms.

The Company expects that the Revolving Facility will be used to provide for working capital and capital expenditures, to finance future permitted acquisitions and for other general corporate purposes.

Incremental Facilities

Aaron’s, LLC will have the right from time to time to request to increase the size of the Revolving Facility or add certain incremental revolving or term loan facilities (the “Incremental Facilities”). The aggregate principal amount of all such Incremental Facilities may not exceed $150 million.

Interest Rate

Borrowings under the Revolving Facility bear interest at a rate per annum equal to, at the option of Aaron’s, LLC, (i) LIBOR plus the applicable margin of 1.50% - 2.50% for revolving loans, based on total leverage, or (ii) the base rate plus the applicable margin, which will be 1.00% lower than the applicable margin for LIBOR loans.

Maturity

The loans and commitments under the Revolving Facility mature or terminate on November 9, 2025.

Guarantees

Obligations of Aaron’s, LLC under the Revolving Facility are jointly and severally guaranteed by the Company and certain of its existing and future direct and indirect U.S. subsidiaries (but excluding (i) unrestricted subsidiaries and (ii) immaterial subsidiaries).

Springing Security

The Revolving Facility is unsecured as of the Effective Time. In the event that the total net leverage ratio exceeds 1.25 to 1.00 as of the end of any period of four consecutive fiscal quarters, Aaron’s, LLC, the Company and the other guarantors will be required to provide a first priority perfected lien on substantially all of their respective assets and the proceeds thereof, excluding certain excluded assets. If triggered, the liens securing the Revolving Facility and the Franchise Loan Facility described below will be pari passu.

Certain Covenants and Events of Default

The Revolving Facility contains customary financial covenants including (a) a maximum total net leverage ratio of 2.50 to 1.00 and (b) a minimum fixed charge coverage ratio of 1.75 to 1.00.

In addition, the Revolving Facility contains a number of covenants that, among other matters and subject to certain exceptions, will restrict the Company’s ability and the ability of its other restricted subsidiaries to:

•	incur additional indebtedness;

•	pay dividends and other distributions;

•	make investments, loans and advances;

•	engage in transactions with its affiliates;

•	sell assets or otherwise dispose of property or assets;

•	alter the business conducted;

•	merge and engage in other fundamental changes;

•	prepay, redeem or repurchase certain debt; and

•	incur liens.

The Revolving Facility contains certain customary representations and warranties, affirmative covenants and provisions relating to events of default.

Franchise Loan Facility

In connection with the Separation and Distribution, on November 17, 2020, the Company entered into a franchise loan facility agreement in connection with a franchise loan facility (the “Franchise Loan Facility”) as a guarantor for a senior unsecured franchise loan facility in an aggregate principal amount of $25 million, with Aaron’s, LLC as sponsor, the Company as guarantor, the several banks and other financial institutions from time to time party thereto and Truist Bank, as servicer, with advances under the Franchise Loan Facility becoming available as of the Effective Time.

The Franchise Loan Facility operates as a guarantee by the Company, Aaron’s, LLC and certain of its subsidiaries of certain debt obligations of some of the sales and lease ownership franchisees of the Company under a franchise loan program with one of the banks in the Revolving Facility. In the event these franchisees are unable to meet their debt service payments or otherwise experience an event of default, the Company, Aaron’s, LLC and certain of its subsidiaries would be unconditionally liable for the outstanding balance of the franchisees’ debt obligations under the franchisee loan program, which would be due in full within 90 days of the event of default.

Interest Rate

Funded participations under the Franchise Loan Facility bear interest at a rate per annum equal to LIBOR plus the applicable margin of 1.50% - 2.50% for revolving loans, based on total leverage.

Termination Date and Extension

The Franchise Loan Facility is available for 364 days after November 17, 2020, with the ability for Aaron’s, LLC to request extensions for additional 364-day periods.

Guarantees

Obligations of Aaron’s, LLC under the Franchise Loan Facility are jointly and severally guaranteed by the Company and certain of its existing and future direct and indirect U.S. subsidiaries (but excluding (i) unrestricted subsidiaries and (ii) immaterial subsidiaries).

Springing Security

The Franchise Loan Facility is unsecured as of the Effective Time. In the event that the total net leverage ratio exceeds 1.25 to 1.00 as of the end of any period of four consecutive fiscal quarters, Aaron’s, LLC, the Company and the other guarantors will be required to provide a first priority perfected lien on substantially all of their respective assets and the proceeds thereof, excluding certain excluded assets. If triggered, the liens securing the Franchise Loan Facility and the Revolving Facility will be pari passu.

Certain Covenants and Events of Default

The Franchise Loan Facility contains customary financial covenants including (a) a maximum total net leverage ratio of 2.50 to 1.00 and (b) a minimum fixed charge coverage ratio of 1.75 to 1.00.

In addition, the Franchise Loan Facility contains a number of covenants that, among other things and subject to certain exceptions, will restrict the Company’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness;

•	pay dividends and other distributions;

•	make investments, loans and advances;

•	engage in transactions with its affiliates;

•	sell assets or otherwise dispose of property or assets;

•	alter the business conducted;

•	merge and engage in other fundamental changes;

•	prepay, redeem or repurchase certain debt; and

•	incur liens.

The Franchise Loan Facility contains certain customary representations and warranties, affirmative covenants and provisions relating to events of default.

Summaries of the Revolving Facility and Franchise Loan Facility can be found in the section entitled “Description of Material Indebtedness and Guarantees” of the Information Statement, which is incorporated herein by reference. The descriptions of these agreements contained herein and therein are qualified in their entirety by reference to the full text of these agreements, which are attached hereto as Exhibits 10.5 and 10.6, respectively, each of which is incorporated herein by reference.

Item 2.01.	Completion of the Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 related to the Revolving Facility and the Franchise Loan Facility is incorporated by reference into this Item 2.03.

Item 5.01.	Changes in Control of Registrant

The Distribution described in the Information Statement was consummated on November 30, 2020.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

As previously announced, as of the Effective Time, the Board of Directors of the Company (the “Board”) consists of Kelly H. Barrett, Walter G. Ehmer, Hubert L. Harris, Jr., Douglas Lindsay and John W. Robinson III. In addition, as previously announced, the composition of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Company as of the Effective Time is as follows:

Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Kelly H. Barrett (Chair) Walter G. Ehmer Hubert L. Harris, Jr.	Walter G. Ehmer (Chair) Kelly H. Barrett Hubert L. Harris, Jr.	Hubert L. Harris, Jr. (Chair) Kelly H. Barrett Walter G. Ehmer

Effective as of the Effective Time, John W. Robinson III was appointed Chairman of the Board.

Biographical information of the Company’s directors can be found in the Information Statement under the section entitled “Board of Directors Following the Distribution,” which is incorporated herein by reference.

Classification of the Board

As of the completion of the Separation and Distribution, as previously announced, the Board was divided into three classes: Class I directors, Class II directors, and Class III directors. The directors designated as Class I directors will have terms expiring at the Company’s 2021 annual meeting of shareholders. The directors designated as Class II directors will have terms expiring at the Company’s 2022 annual meeting of shareholders, and the directors designated as Class III directors will have terms expiring at the Company’s 2023 annual meeting of shareholders.

Each Class I director elected at the Company’s 2021 annual meeting of shareholders, each Class II director elected at the 2022 annual meeting of shareholders and each Class III director elected at the 2023 annual meeting of shareholders will hold office until the 2024 annual meeting of shareholders and, in each case, until his or her respective successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Commencing with the Company’s 2024 annual meeting of shareholders, each director will be elected annually and will hold office until the next annual meeting of shareholders and until his or her respective successor shall have been duly elected and qualified or until his or her earlier resignation or removal.

The classes of directors are as follows:

Class I	Class II	Class III
Hubert L. Harris, Jr.	Kelly H. Barrett	Walter G. Ehmer
John W. Robinson III	Douglas A. Lindsay

Executive Officers

Following the consummation of the Separation and Distribution and as previously announced, the officers of the Company are the following:

Officer	Position
Douglas A. Lindsay	Chief Executive Officer
Steve Olsen	President
C. Kelly Wall	Chief Financial Officer
Rachel G. George	General Counsel, Corporate Secretary and Chief Corporate Affairs Officer
Robert P. Sinclair, Jr.	Corporate Controller and Chief Accounting Officer

Biographical information regarding Messrs. Lindsay, Olsen and Wall and Ms. George can be found in the Information Statement under the section entitled “Management,” which is incorporated herein by reference. Robert P. Sinclair, Jr., age 59, previously served as Vice President, Corporate Controller of PROG since 1999.

In connection with their new positions, Messrs. Lindsay, Olsen and Wall will receive the following compensation:

•	Mr. Lindsay’s base salary will be $850,000 with a target annual incentive award of $1,000,000. Mr. Lindsay will also receive a target long-term incentive award of $3,550,000.

•	Mr. Olsen’s base salary will be $600,000 with a target annual incentive award of $600,000. Mr. Olsen will also receive a target long-term incentive award of $800,000.

•	Mr. Wall’s base salary will be $500,000 with a target annual incentive award of $325,000. Mr. Wall will also receive a target long-term incentive award of $500,000.

Adoption of The Aaron’s Company, Inc. 2020 Equity and Incentive Plan

In connection with the Separation and Distribution, The Aaron’s Company, Inc. 2020 Equity and Incentive Plan (the “Equity Plan”) became effective as of the Effective Time following its approval and adoption by the Board and the Company’s sole shareholder. A summary of the Equity Plan can be found in the Company’s Information Statement under the section entitled “Compensation Discussion and Analysis,” which is incorporated herein by reference. The description of the Equity Plan set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the Equity Plan, filed as Exhibit 10.13 hereto, which is incorporated herein by reference.

Adoption of The Aaron’s Company, Inc. Deferred Compensation Plan

In connection with the Separation and Distribution, The Aaron’s Company, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) became effective as of the Effective Time following its approval and adoption by the Board. A summary of the Deferred Compensation Plan can be found in the Company’s Information Statement under the section entitled “Compensation Discussion and Analysis,” which is incorporated herein by reference. The description of the Deferred Compensation Plan set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the Deferred Compensation Plan, filed as Exhibit 10.14 hereto, which is incorporated herein by reference.

Adoption of The Aaron’s Company, Inc. Compensation Plan for Non-Employee Directors

In connection with the Separation and Distribution, The Aaron’s Company, Inc. Compensation Plan for Non-Employee Directors (the “Compensation Plan”) became effective as of the Effective Time following its approval and adoption by the Board. A summary of the Compensation Plan can be found in the Company’s Information Statement under the section entitled “Compensation Discussion and Analysis,” which is incorporated herein by reference. The description of the Compensation Plan set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the Compensation Plan, filed as Exhibit 10.7 hereto, which is incorporated herein by reference.

Approval of the Executive Severance Pay Plan of The Aaron’s Company, Inc.

In connection with the Separation and Distribution, the amendment and restatement of the Executive Severance Pay Plan of Aaron’s, Inc., which was renamed the Executive Severance Pay Plan of The Aaron’s Company, Inc. (the “Severance Plan”) became effective as of the Effective Time following its approval by the Board. A summary of the Severance Plan can be found in the Company’s Information Statement under the section entitled “Compensation Discussion and Analysis,” which is incorporated herein by reference. The description of the Severance Plan set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the Severance Plan, filed as Exhibit 10.8 hereto, which is incorporated herein by reference.

Indemnification Agreements

Each director of the Company entered into an Indemnification Agreement with the Company, the form of which is filed as Exhibit 10.9 hereto, and is incorporated herein by reference.

Adoption of Amended and Restated Severance and Change-in-Control Agreements

Douglas A. Lindsay and C. Kelly Wall entered into Severance and Change-in-Control Agreements with Aaron’s, Inc. in February 2019 and August 2020, respectively (the “Severance Agreements”). In connection with the Separation and Distribution, the Severance Agreements are being amended and restated, effective as of the Effective Time. The Severance Agreements are being amended and restated, among other things, to refer to The Aaron’s Company, Inc., but will otherwise remain substantially the same as their current Severance Agreements, which agreements are described in the Company’s Information Statement under the section entitled “Compensation Discussion and Analysis,” which is incorporated herein by reference. The description of the Severance Agreements set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the Severance Agreements for Messrs. Lindsay and Wall, filed as Exhibits 10.10 and 10.11 hereto, respectively, which are incorporated herein by reference.

Robinson Transition Agreement

In connection with the completion of the Separation and Distribution, on November 30, 2020, the Company and PROG entered into a Transition Agreement (the “Transition Agreement”) with John W. Robinson III, pursuant to which Mr. Robinson retired as PROG’s President and Chief Executive Officer as of the Effective Time. In addition, and as previously disclosed, Mr. Robinson transitioned to Chairman of the Board of the Company as of the Effective Time. In connection with Mr. Robinson’s transition, Mr. Robinson’s employment agreement with PROG was terminated.

As approved by PROG’s Compensation Committee and as previously disclosed, the Transition Agreement provides that all stock options, restricted stock awards, and performance share units granted by PROG to Mr. Robinson in 2018, 2019 and 2020 will be 100% vested as promptly as practicable following the completion of the Separation and Distribution. Other than with respect to vesting, Mr. Robinson’s equity awards are being treated in the same manner as all other equity awards under the Employee Matters Agreement.

The description of the Transition Agreement set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the Transition Agreement, filed as Exhibit 10.12 hereto, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 24, 2020, the Company amended and restated its Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) and its Bylaws (the “Amended and Restated Bylaws”). A description of certain provisions of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws can be found in the Company’s Information Statement under the section entitled “Description of Our Capital Stock,” which is incorporated herein by reference. The descriptions contained therein and herein are qualified in their entirety by reference to the full text of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.

Item 8.01.	Other Events

On December 1, 2020, the Company issued a press release announcing the completion of the Separation and Distribution and the commencement of the Company’s existence as an independent publicly traded company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Separation and Distribution Agreement, dated as of November 29, 2020, by and between PROG Holdings, Inc. (formerly Aaron’s Holdings Company, Inc.) and The Aaron’s Company, Inc.

3.1	Amended and Restated Articles of Incorporation of The Aaron’s Company, Inc.

3.2	Amended and Restated Bylaws of The Aaron’s Company, Inc.

10.1	Transition Services Agreement, dated as of November 29, 2020, by and between PROG Holdings, Inc. (formerly Aaron’s Holdings Company, Inc.) and The Aaron’s Company, Inc.

10.2	Tax Matters Agreement, dated as of November 29, 2020, by and between PROG Holdings, Inc. (formerly Aaron’s Holdings Company, Inc.) and The Aaron’s Company, Inc.

10.3	Employee Matters Agreement, dated as of November 29, 2020, by and between PROG Holdings, Inc. (formerly Aaron’s Holdings Company, Inc.) and The Aaron’s Company, Inc.

10.4	Assignment Agreement, dated as of November 29, 2020, by and among Prog Leasing, LLC, Aaron’s, LLC and The Aaron’s Company, Inc.

10.5	Credit Agreement among Aaron’s, LLC, The Aaron’s Company, Inc. (formerly Aaron’s SpinCo, Inc.), the several banks and other financial institutions from time to time party thereto and Truist Bank, as administrative agent, dated November 9, 2020

10.6	Loan Facility Agreement and Guaranty among Aaron’s, LLC, The Aaron’s Company, Inc., the participants from time to time party thereto and Truist Bank, as servicer, dated November 17, 2020

10.7	The Aaron’s Company, Inc. Compensation Plan for Non-Employee Directors

10.8	Executive Severance Pay Plan of The Aaron’s Company, Inc. (as amended and restated)

10.9	Form of Indemnification Agreement of The Aaron’s Company, Inc.

10.10	Amended and Restated Severance and Change-in-Control Agreement by and between The Aaron’s Company, Inc. and Douglas A. Lindsay, dated as of November 30, 2020

10.11	Amended and Restated Severance and Change-in-Control Agreement by and between The Aaron’s Company, Inc. and Kelly Wall, dated as of November 30, 2020

10.12	Transition Agreement, dated as of November 30, 2020, by and among PROG Holdings, Inc. (formerly Aaron’s Holdings Company, Inc.), Aaron’s, LLC, The Aaron’s Company, Inc., John W. Robinson III, and Progressive Finance Holdings, LLC (solely for purposes of Sections 1(a), 15, and 18)

10.13	The Aaron’s Company, Inc. 2020 Equity and Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Commission on November 19, 2020).

10.14	The Aaron’s Company, Inc. Deferred Compensation Plan (incorporated by reference to Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed with the Commission on November 19, 2020).

99.1	Press Release of The Aaron’s Company, Inc., dated December 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON’S COMPANY, INC.

	By:	/s/ C. Kelly Wall
C. Kelly Wall
Chief Financial Officer
Date: December 1, 2020